                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               JANUARY 13, 1997
               Date of Report (Date of earliest event reported)



                           NUTRITION MEDICAL, INC.
            (Exact name of registrant as specified in its charter)



          MINNESOTA                      0-22247                  41-1756256
(State or other jurisdiction  (Originally filed under File      (IRS Employer
      of incorporation)                 No. 333-999)         Identification No.)
                                (Commission File Number)



         9850 51ST AVENUE NORTH, SUITE 110, MINNEAPOLIS,  MN 55442
             (Address of principal executive offices)    (Zip Code)




                                (612) 551-9595
             (Registrant's telephone number, including area code)

This filing is an amendment to the previously filed Form 8-K dated January 13, 1997 of Nutrition Medical, Inc. (the "Company") regarding the Company's acquisition of Nutrapharma ("Elan" or "Nutrapharma"), an operating division of Elan Pharma, Inc.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.
     1. Audited statements of assets acquired as of March 31, 1996 and 1995 and statements of revenues and direct operating expenses for the years ended March 31, 1996 and 1995 of Nutrapharma. The financial statements for Nutrapharma present the assets acquired by the Company and revenues and direct operating expenses of Nutrapharma, and are not intended to be a complete presentation of Nutrapharma's financial position and results of operations.
     2. Unaudited statement of assets acquired as of December 31, 1996 and unaudited statements of revenues and direct operating expenses for the nine months ended December 31, 1996 and 1995 of Nutrapharma. The unaudited financial statements for Nutrapharma present the assets acquired by the Company and revenues and direct operating expenses of Nutrapharma, and are not intended to be a complete presentation of Nutrapharma's financial position and results of operations.

(b) Pro forma financial information.
     1. Unaudited pro forma condensed consolidated statement of assets acquired as of December 31, 1996 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1996.

(c) Exhibits
     23.1 Consent of KPMG Peat Marwick LLP

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                             Financial Statements


                              TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INDEPENDENT AUDITORS' REPORT                                                 4

STATEMENTS OF ASSETS ACQUIRED
MARCH 31, 1996 AND 1995                                                      5

STATEMENTS OF REVENUES AND DIRECT
OPERATING EXPENSES, YEARS
ENDED MARCH 31, 1996 AND 1995                                                6

NOTES TO FINANCIAL STATEMENTS                                                7

STATEMENT OF ASSETS ACQUIRED
DECEMBER 31, 1996 (UNAUDITED)                                                11

STATEMENTS OF REVENUES AND DIRECT
OPERATING EXPENSES, NINE MONTHS
ENDED DECEMBER 31, 1996 AND 1995
(UNAUDITED)                                                                  12

NOTES TO FINANCIAL STATEMENTS                                                13

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Elan Pharma, Inc.:


We have audited the accompanying statements of assets acquired of Nutrapharma, an operating division of Elan Pharma, Inc. (the "Seller"), as of March 31, 1996 and 1995 and the related statements of revenues and direct operating expenses for the years then ended. These financial statements are the responsibility of the Seller's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared to comply with the rules and regulations, of the Securities and Exchange Commission and on the basis of presentation as described in Note 2, to present the assets acquired and revenues and direct operating expenses of Nutrapharma, an operating division of the Seller, pursuant to the Purchase Agreement described in Note 2, and are not intended to be a complete presentation of Nutrapharma's financial position and results of operations.

In our opinion, the accompanying statements present fairly, in all material respects, the assets acquired of Nutrapharma as of March 31, 1996 and 1995 and its revenues and direct operating expenses for the years then ended pursuant to the Purchase Agreement described in Note 2, on the basis of accounting described in Note 2.


KPMG Peat Marwick LLP




Boston, Massachusetts
March 19, 1997

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                        Statements of Assets Acquired

                           March 31, 1996 and 1995


                                                        1996          1995
                                                        ----          ----
Current assets:
  Inventory                                      $      768,626       1,630,164

Equipment and leased assets:
  Manufacturing equipment                               719,519         719,519
  Equipment leased to others                          1,558,270       1,647,141
                                                  -------------   -------------
                                                      2,277,789       2,366,660
  Less accumulated depreciation                      (1,485,365)     (1,105,661)
                                                  -------------   -------------
         Net equipment and leased assets                792,424       1,260,999
                                                  -------------   -------------

         Assets acquired                         $    1,561,050       2,891,163
                                                  -------------   -------------
                                                  -------------   -------------


           See accompanying notes to statements of assets acquired and revenues and direct operating expenses.

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

             Statements of Revenues and Direct Operating Expenses

                     Years Ended March 31, 1996 and 1995


                                                        1996          1995
                                                        ----          ----
Net sales                                          $   7,581,943      9,102,399
Cost of sales                                          5,099,328      6,310,646
                                                    ------------   ------------
       Gross profit                                    2,482,615      2,971,753

Other revenues                                                -       2,862,726
                                                    ------------   ------------

       Income before operating expenses                2,482,615      5,654,479

Direct operating expenses:
  Selling, general, and administrative                 2,186,096      4,088,737
  Research and development                               162,414        145,533
                                                    ------------   ------------
       Total operating expenses                        2,348,510      4,234,270
                                                    ------------   ------------

       Excess of revenues over operating expenses  $     134,105      1,420,209
                                                    ------------   ------------
                                                    ------------   ------------


           See accompanying notes to statements of assets acquired and revenues and direct operating expenses.

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

             Notes to Statements of Assets Acquired and Revenues
                        and Direct Operating Expenses

                     Years Ended March 31, 1996 and 1995


(1)  NATURE OF OPERATIONS

     Nutrapharma, an operating division of Elan Pharma, Inc. (the "Seller"), produces and markets a line of tube feeding (enteral) formulas, disposable administration hardware (feeding tubes, administration sets, containers) and pumps used by hospitals, nursing homes and home health care providers to feed patients unable to consume adequate nutrition orally.

(2)  BASIS OF PRESENTATION

     On January 13, 1997, the Seller entered into an Asset Purchase Agreement
        (the "Agreement") with Nutrition Medical, Inc. (the "Buyer") for the sale of the Seller's Nutrapharma operations (the "Business"). Under the terms of the Agreement, on January 13, 1997 (the "Closing Date"), the Seller sold to the Buyer essentially all of the assets related to the Seller's operation of the Business.

     Under the terms of the Agreement, the Seller retained the deferred service and product warranty liabilities of the Business. Other liabilities, which will also be retained by the Seller, are generally not specifically identifiable with the Business. Under the Seller's centralized cash management system, cash requirements of the Business were generally provided directly to the Business by the Seller and cash generated by the Business was generally remitted directly to the Seller. Transaction systems (e.g. payroll, employee benefits, freight, and accounts payable) used to record and account for cash disbursements were provided by centralized Seller organizations. Most of these corporate systems are not designed to track liabilities and payments on a division basis. Accordingly, it is not practical to determine liabilities associated with the Business for the above items; therefore, such liabilities cannot be included in the statements. Given these constraints, a statement of assets acquired is presented in lieu of a statement of financial position.

     Throughout the period covered by the statements, the Business' operations were conducted and accounted for as a division of the Seller. Historically, financial statements were not prepared for the Business. These statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission.

     These statements were derived from the Seller's historical accounting records, and are presented as if the operations of the Business had been conducted exclusively within a wholly owned subsidiary of the Seller. The statements include all revenues, costs and expenses including production, distribution, personnel, facility, and depreciation costs, directly incurred by, or allocated to the Business. In addition, costs relating to operating expenses shared with other business units of the Seller have been included. Such costs, generally related to administrative and sales functions, have been allocated to the Business based upon management estimates. The statements do not reflect the impact of income taxes or other corporate level functions such as treasury, finance, or legal.
                                                                     (Continued)

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                  Notes to Statements of Assets Acquired and Revenues
                         and Direct Operating Expenses


All of the allocations and estimates in the statements are based on assumptions that Seller management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of costs that would have resulted if the Business had been operated as a separate entity.


(3)  SIGNIFICANT ACCOUNTING POLICIES

     ESTIMATES
     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ significantly from those estimates.

     REVENUE RECOGNITION
     Sales and related cost of goods sold are included in income when goods are shipped to customers. Service revenues are recognized ratably over the life of the service agreement or as service is performed, if not under a service agreement. Revenue on equipment leased to customers is recognized over the term of the lease.

     INVENTORIES
     Inventories are valued at the lower of aggregate cost or market, with cost being determined by the first-in, first-out method.

     EQUIPMENT
     Manufacturing equipment consists of specialized packaging machinery, tooling and molds for use by various contract manufacturers and is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of 5 to 10 years.

     The Seller has not maintained records of the cost of certain manufacturing equipment; therefore, the book value of such equipment is not reflected in the accompanying statements.

     EQUIPMENT LEASED TO OTHERS
     Nutrapharma leases enteral feeding pumps to its customers as part of a customer retention marketing strategy. In return for use of the pump, the customer agrees to buy a minimum quantity of Nutrapharma products over the lease term or pay a pre-established monthly rent. All leased pumps are capitalized at cost and depreciated on a straight-line basis over the useful life of the pump or the term of the underlying lease, whichever is shorter.

     IMPAIRMENT OF LONG-LIVED ASSETS
     Impairment losses on long-lived assets used in operations are recorded when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

     RESEARCH AND DEVELOPMENT
     All research and development costs are charge to operations as incurred.

                                                                     (Continued)

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                  Notes to Statements of Assets Acquired and Revenues
                         and Direct Operating Expenses


(4)  INVENTORY

     Inventories consist of the following as of March 31:

                                                        1996          1995
                                                        ----          ----
                Raw materials                      $     756,899       968,054
                Work in progress                          51,838        43,581
                Finished goods                           248,009       829,504
                                                     -----------   -----------
                                                       1,056,746     1,841,139
                                                     -----------   -----------

                Less: reserve for obsolescence          (288,120)     (210,975)
                                                     -----------   -----------

                                                   $     768,626     1,630,164
                                                     -----------   -----------
                                                     -----------   -----------

(5)  PRODUCT RECALL

     Nutrapharma voluntarily recalled certain formula products in August 1995.
       As a result of the recall, Nutrapharma wrote off approximately $400,000 in inventory in the year ended March 31, 1996.

(6)  REORGANIZATION/MAJOR CUSTOMER

     Effective February 1, 1996, Nutrapharma entered into a distribution agreement related to its enteral product line. As part of this reorganization, a third party distributor, in exchange for reduced prices on these Nutrapharma products, assumed all of the sales order processing, inventory, distribution and invoicing functions related to servicing the majority of Nutrapharma customers. Subsequent to this conversion, Nutrapharma experienced a decrease in average per unit sale price on these products, and decreases in selling, general and administrative operating expenses as redundant operations were eliminated. As a result of consolidating substantially all its customer sales for these products through a single source, sales of enteral products to the distributor as a percentage of total enteral sales increased over the periods presented, representing 17% and 0% of total sales in 1996 and 1995, respectively.

     A single customer of Nutrapharma accounted for 18% and 5% of total sales in the years ended 1996 and 1995, respectively.

                                                                     (Continued)

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                  Notes to Statements of Assets Acquired and Revenues
                         and Direct Operating Expenses


(7)  TERMINATION AGREEMENT

     Effective July 1, 1994, the Seller entered into a Termination Agreement
       (the "Agreement") with Clintec Nutrition Company ("Clintec") and Clintec Nutrition Clinique ("Clinique") a French company, to terminate the Distribution Agreement dated August 26, 1991 entered into between the same parties providing for the distribution in North America of certain enteral nutrition products, namely Reabilan, manufactured by Clinique.

     Included in the Agreement was a provision to allow Clintec to be the exclusive distributor of Reabilan in the United States. In exchange for these distribution rights and inventory on-hand, Clintec paid Nutrapharma $2,850,000. This amount is reflected as other revenue in 1995 in the accompanying statements. Additionally, the Seller incurred expenses related to the agreement, including severance costs, which are included in the 1995 expenses.

(8)  TRANSITION COSTS

     During 1995, the Seller relocated its Nutrapharma operations from its existing facility in Cambridge, Massachusetts to Smithfield, Rhode Island. Costs of $448,483 relating to the relocation are included in the selling, general and administrative costs in the 1995 statements and relate primarily to a lease buyout of the Cambridge location.

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                         Statement of Assets Acquired

                              December 31, 1996

                                 (Unaudited)


                                                                        1996
                                                                     ----------
Current assets:
  Inventory                                                          $  732,628

Equipment and leased assets:
  Manufacturing equipment                                               719,519
  Equipment leased to others                                          1,558,270
                                                                     ----------
                                                                      2,277,789
  Less accumulated depreciation                                      (1,694,970)
                                                                     ----------
         Total equipment and leased assets                              582,819
                                                                     ----------

         Assets acquired                                             $1,315,447
                                                                     ----------
                                                                     ----------




See accompanying notes to financial statements.

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

             Statements of Revenues and Direct Operating Expenses

                 Nine Months Ended December 31, 1996 and 1995

                                 (Unaudited)


                                                    1996                1995
                                                 ----------          ----------
Net sales                                        $3,931,114          $5,453,303
Cost of sales                                     2,813,281           3,504,999
                                                 ----------          ----------

Gross Profit                                      1,117,833           1,948,304

Direct operating expenses:
  Selling, general, and administrative            1,060,737           1,715,506
  Research and development                          151,876             119,313
                                                 ----------          ----------
         Total operating expenses                 1,212,613           1,834,819
                                                 ----------          ----------

         Excess of operating expenses over
           revenues                              $  (94,780)         $  113,485
                                                 ----------          ----------
                                                 ----------          ----------




See accompanying notes to financial statements.

                                 NUTRAPHARMA
                 (An operating division of Elan Pharma, Inc.)

                         Notes to Financial Statements

                 Nine Months Ended December 31, 1996 and 1995

                                 (Unaudited)


(1)  BASIS OF PRESENTATION
     In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the net assets acquired as of December 31, 1996 and the results of revenues and direct operating expenses for the nine months ended December 31, 1996 and 1995. Such adjustments are of a normal recurring nature. The results of revenues and direct operating expenses for the nine months ended December 31, 1996 and 1995, are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the audited financial statements for the years ended March 31, 1996 and 1995 included herein.

(2)  INVENTORY
     Inventories consist of the following as of December 31, 1996:

               Raw materials                  $  314,864
               Work in progress                   97,945
               Finished goods                    319,819
                                              ----------
                                              $  732,628
                                              ----------
                                              ----------

                           NUTRITION MEDICAL, INC.
                   Pro Forma Condensed Financial Statements


The following unaudited pro forma condensed financial statements give effect to the acquisition by Nutrition Medical, Inc. (the "Company") of Nutrapharma (an operating division of Elan Pharma, Inc.) using the purchase method of accounting. The statements are based on estimates and assumptions set forth below and in the accompanying notes, which include pro forma adjustments. These pro forma financial statements are based upon the historical statements of Nutrition Medical, Inc. adjusted to give effect to the acquisition of Nutrapharma by Nutrition Medical, Inc., on January 13, 1997.

The pro forma condensed consolidated balance sheet presented herein reflects the application of purchase accounting adjustments of the Nutrapharma acquisition to the historical balance sheet of Nutrition Medical, Inc. The aggregate purchase price of Nutrapharma was $4,800,000. The pro forma condensed consolidated statement of operations of Nutrition Medical, Inc. for the year ended
December 31, 1996 gives effect to the acquisition as if it had occurred at the beginning of the period presented. This statement is based on the historical fiscal year ended March 31, 1996 statement of revenues and direct operating expenses of Nutrapharma, adjusted to coincide with the December 31, 1996 year end results of the Company. Such adjusted results were derived by adding to the March 31,1996 fiscal year end balances the subsequent nine months ended December 31, 1996 interim period results, and then deducting the nine months ended December 31, 1995 interim period results.

The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from the pro forma adjustments presented herein. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results that actually would have occured had the acquisition been consummated on January 1, 1996 or the results which may be obtained in the future. The pro forma condensed consolidated financial information should be read in conjunction with the Company's historical financial statements and notes thereto.

                           NUTRITION MEDICAL, INC.

        Pro Forma Condensed Consolidated Statement of Assets Acquired

                              December 31, 1996

                          (Unaudited, in thousands)

                                               NUTRITION              (a)             PRO FORMA          PRO FORMA
                                             MEDICAL, INC.        NUTRAPHARMA        ADJUSTMENTS        CONSOLIDATED
                                             -------------        -----------        -----------        ------------
ASSETS
Current assets:
  Cash and cash equivalents                       $2,554                                                   $ 2,554
  Short -term investments                          1,672                                                     1,672
  Accounts receivable                                356                                                       356
  Inventories                                        460            $   733           $   (233) (b)            960
  Prepaid expenses                                    34                                                        34
                                                  ------            -------           --------             -------
                                                   5,076                733               (233)              5,576

Equipment and office furniture                       183              2,278             (1,428) (b)          1,033
Less accumulated depreciation                        (51)            (1,695)             1,484  (b,c)         (262)
                                                  ------            -------           --------             -------
                                                     132                583                 56                 771

Goodwill                                                                                 3,500  (b)          3,500
Less: accumulated amortization                       -                  -                 (350) (d)           (350)
                                                  ------            -------           --------             -------
                                                     -                  -                3,150               3,150
                                                  ------            -------           --------             -------

Total assets                                      $5,208            $ 1,316           $  2,973             $ 9,497
                                                  ------            -------           --------             -------
                                                  ------            -------           --------             -------


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                               $  509                              $     50  (b)        $   559
Subordinated note payable                                                                3,090  (e,g)        3,090
Note payable discount                                                                   (1,293) (e,g)       (1,293)
                                                  ------                              --------             -------
Total liabilities                                    509                                 1,847               2,356

Shareholders' equity:
Common stock                                          46                                     9  (e)             55
Paid-in capital                                    6,943                                 3,197  (e)         10,140
Accumulated deficit                               (2,290)                                 (764)             (3,054)
                                                  ------                              --------             -------
Total shareholders' equity                         4,699                                 2,442               7,141
                                                  ------                              --------             -------

Total liabilities and shareholders' equity        $5,208                              $  4,289             $ 9,497
                                                  ------                              --------             -------
                                                  ------                              --------             -------

See accompanying pro forma adjustment descriptions.

                           NUTRITION MEDICAL, INC.

           Pro Forma Condensed Consolidated Statement of Operations

                     For the Year Ended December 31, 1996

             (Unaudited, in thousands, except per share amounts)

                                               NUTRITION              (a)             PRO FORMA          PRO FORMA
                                             MEDICAL, INC.        NUTRAPHARMA        ADJUSTMENTS        CONSOLIDATED
                                             -------------        -----------        -----------        ------------
Net sales                                        $2,402              $6,060                                $ 8,462
Cost of sales                                     1,550               4,400             $  22  (f)           5,972
                                                 ------              ------             -----              -------
                                                    852               1,660                22                2,490

Operating expenses                                1,691               1,734              (116) (f)           3,309
Goodwill amortization                               -                   -                 350  (d)             350
                                                 ------              ------             -----              -------
                                                  1,691               1,734               234                3,659
                                                 ------              ------             -----              -------

Operating loss                                     (839)                (74)             (256)              (1,169)

Other income (expense)                               80                                  (203) (g)            (123)
                                                 ------              ------             -----              -------

Net loss                                         $ (759)             $  (74)            $(459)             $(1,292)
                                                 ------              ------             -----              -------
                                                 ------              ------             -----              -------

Net loss per share                                $(.18)                                                     $(.25)
                                                 ------                                                    -------
                                                 ------                                                    -------

Weighted average number of
  shares outstanding                              4,325                                   855  (e)           5,180
                                                 ------                                 -----              -------
                                                 ------                                 -----              -------

See accompanying pro forma adjustment descriptions.

                           NUTRITION MEDICAL, INC.

        Notes to Pro Forma Condensed Consolidated Financial Statements

                               December 31,1996

                                 (Unaudited)

PRO FORMA ADJUSTMENTS

(a) The financial statements for Nutrpharma present the net assets acquired and revenues and direct operating expenses of Nutrpharma, an operating division of Elan Pharma, Inc., and are not intended to be a complete presentation of Nutrapharma's financial position and results of operations.

(b) These entries represent the valuation adjustments required to allocate the $4,800,000 purchase price plus $50,000 in estimated acquisition related expenses to the assets acquired from Nutrapharma. Valuations are based upon the Company's estimates of the fair market value of the underlying assets acquired, with the remaining unallocated balance classified as goodwill, as follows:

               Inventory    $  500,000
               Equipment       850,000
               Goodwill      3,500,000
                            ----------
                            $4,850,000
                            ----------
                            ----------

(c) Pro forma adjustment in the amount of $210,833 to record 1996 depreciation charged to operations.

(d) Reflects goodwill amortization in the amount of $350,000 charged to operations in 1996.

(e) These entries reflect the debt and stock issued to acquire the Nutrapharma assets as outlined in pro forma adjustment (b) above. The Company issued a $3,000,000 note payable, which, together with all accrued interest, is due on January 13, 2004. The note accrues interest at 3% per annum and has been discounted in the amount of $1,406,000 to reflect the Company's estimated fair market borrowing rate of 12%. In addition, the Company issued 855,000 shares of Common Stock, $.01 par value, valued at $3.75 per share on the date of the acquisition.

(f) Reflects the changes in depreciation associated with the fair value basis adjustments of the assets acquired.

(g) Reflects the additional interest expense associated with the note payable issued to Nutrapharma.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NUTRITION MEDICAL, INC.


Dated: March 30, 1997                           By: /s/ Richard J. Hegstrand
                                                ----------------------------
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)

                                EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION
-----------      -----------

       23.1      Consent of KPMG Peat Marwick LLP